                                                                    Exhibit 99.1

                             SONIC AUTOMOTIVE, INC.

                                OFFER TO EXCHANGE

                          11% Senior Subordinated Notes
                               Due 2008, Series D,
     Which Have Been Registered Under The Securities Act of 1933, As Amended
                           For Any And All Outstanding
                          11% Senior Subordinated Notes
                               Due 2008, Series B
                        and 11% Senior Subordinated Notes
                               Due 2008, Series C

               Pursuant to the Prospectus dated January __, 2002.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON FEBRUARY __, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY __, 2002.
--------------------------------------------------------------------------------

                   By Messenger, Mail, or Overnight Delivery:

                      U.S. Bank Trust National Association
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                         Attention: Specialized Finance Group

                             Facsimile Transmission:
                               (651) 244-1537 (MN)

                              Confirm by Telephone:
                               (800) 934-6802 (MN)
                         Attention: Specialized Finance Group

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus, dated January __, 2002 (the "Prospectus"), of Sonic Automotive, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 11% Senior Subordinated Notes Due 2008, Series D (the "New Notes") for an equal principal amount of the outstanding 11% Senior Subordinated Notes Due 2008, Series B (the "Series B Notes") and 11% Senior Subordinated Notes Due 2008, Series C (the "Series C Notes") (the Series B Notes and the Series C Notes are collectively referred to as the "Old Notes").

         For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will bear interest at a rate equal to 11% per annum. Interest on the New Notes is payable semiannually, commencing August 1, 2002, on February 1 and August 1 of each year (each, an "Interest Payment Date") and shall accrue from November 19, 2001, or from the most recent Interest Payment Date with respect to the Old Notes to which interest was paid or for which interest was duly provided. The New Notes will mature on August 1, 2008.

         Subject to certain exceptions, in the event of a Registration Default (as defined below), the interest rate borne by the Series C Notes shall be increased by one-quarter of one percent per annum upon the occurrence of each Registration Default, which rate (as increased aforesaid) will increase by an additional one quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. A "Registration Default" with respect to the Exchange Offer shall occur if: (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th calendar day following the date of original issue of the Series C Notes, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 135th calendar day following the date of original issue of the Series C Notes, (c) the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective, in either case, on or prior to the 165th calendar day following the date of original issue of the Series C Notes or (d) the Shelf Registration Statement is declared effective but shall thereafter become unusable for more than 30 days in the aggregate. The Shelf Registration Statement will be required to remain effective until the second anniversary of the issuance of the Series C Notes. Following the cure of all Registration Defaults, the accrual of additional interest will cease and the interest rate will revert to the original rate; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate shall again be increased pursuant to the foregoing provisions. Holders of New Notes will not be and, upon consummation of the Exchange Offer, holders of Old Notes will no longer be, entitled to (i) the right to receive the increased interest specified above or (ii) certain other rights under the Registration Rights Agreement intended for holders of Old Notes. The Exchange Offer shall be deemed consummated upon the occurrence of the delivery by the Company to the Registrar under the Indenture of New Notes in the same aggregate principal amount as the aggregate principal amount of Old Notes that are tendered by holders thereof pursuant to the Exchange Offer.

         The Company reserves the right, in its sole discretion, (i) to delay accepting any Old Notes, (ii) to extend the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended, (iii) if the Commission does not declare the Registration Statement effective, to terminate the Exchange Offer, by giving oral or written notice of such delay, extension, or termination to the Exchange Agent, and (iv) to amend the terms of the Exchange Offer in any manner. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Old Notes. Modifications of the Exchange Offer, including but not limited to (i) extension of the period during which the Exchange Offer is open and (ii) satisfaction of the conditions set forth under the caption "The Exchange Offer - Conditions of the Exchange Offer" in the Prospectus, may require that at least ten business days remain in the Exchange Offer. In order to extend the Exchange Offer, the Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter must be completed and delivered by a holder of Old Notes if: (i) such holder is not a member of the ATOP system ("ATOP") of the Depository Trust Company (the "Book-Entry Transfer Facility"), (ii) such holder is an ATOP member but chooses not to use ATOP or (iii) the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in Instruction 1 to this Letter. Holders of Old Notes whose Notes are not immediately available, or who are unable to delivery their Notes or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation"), as the case may be, and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 to this Letter. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         Listed below the Old Notes to which this Letter relates. If the space provided below is inadequate, the Note numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
            DESCRIPTION OF
               OLD NOTES             1               2             3
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
      Name(s) and Address(es) of               Aggregate Note           Principal Amount         Principal Amount
         Registered Holder(s)                    Number(s)*              Of Old Note(s)             Tendered**
      (Please fill in, if blank)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                        Total
----------------------------------------------------------------------------------------------------------------------

   * Need not be complete if Old Notes are being tendered by book-entry transfer.

  ** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Old Note indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

 [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution _________________________________________

         Account Number ______________  Transaction Code Number ________________

 [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s) __________________________________________

         Window Ticket Number (if any) _________________________________________

         Date of Execution of Notice of Guaranteed Delivery ____________________

         Name of Institution which guaranteed delivery _________________________

         IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

         Account Number _______________  Transaction Code Number _______________

 [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name: _________________________________________________________________

         Address: ______________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

         The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co., Incorporated, SEC No-Action Letter (available June 5, 1991), Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), Warnaco, Inc., SEC No-Action Letter (available October 11, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, [which] holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute Notes representing the remaining principal balance of any Old Note exchanged only in part) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute Notes representing the remaining principal balance of any Old Note exchanged only in part) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if Notes for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s): _______________________________________________________________________
                                   (Please Type or Print)

________________________________________________________________________________
                                   (Please Type or Print)

Address: _______________________________________________________________________

________________________________________________________________________________
                                   (Including Zip Code)

(Complete accompanying Substitute Form W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable): __________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if Notes or Old Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail New Notes and/or Old Notes to: ____________________________________________

Name(s): _______________________________________________________________________
                               (Please Type or Print)

________________________________________________________________________________
                               (Please Type or Print)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Including Zip Code)

--------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY), OR A BOOK-ENTRY CONFIRMATION, AS THE CASE MAY BE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

-------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Dated: _________________________________________________________________, 2002

__________________________________________________________________________  X

__________________________________________________________________________  X
                                                                         (Date)

Area Code and Telephone:_______________________________________________________

If a holder is tendering any Old Notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the Note(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 3.

Name(s):_______________________________________________________________________

_______________________________________________________________________________
                             (Please Type or Print)

Capacity:______________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________
                              (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)


Signature(s) Guaranteed by
an Eligible Institution:_______________________________________________________
                             (Authorized Signature)

_______________________________________________________________________________
                                     (Title)

_______________________________________________________________________________
                                 (Name and Firm)

Dated:__________________________________________________________________, 2002

-------------------------------------------------------------------------------

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE 11% SENIOR SUBORDINATED NOTES DUE 2008, SERIES D, WHICH HAVE BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, FOR ANY AND ALL
      OUTSTANDING 11% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B AND ALL
          OUTSTANDING 11% SENIOR SUBORDINATED NOTES DUE 2008, SERIES C
                            OF SONIC AUTOMOTIVE, INC.

         1. Delivery of this Letter and Old Notes; Guaranteed Delivery Procedures. Certificates for Old Notes as well as a properly completed and duly executed copy of this Letter (or facsimile thereof) and any other documents required by this Letter, or a Book Entry Confirmation, as the case may be, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. This Letter must be used: (i) by all holders who are not ATOP members, (ii) by holders who are ATOP members but choose not to use ATOP or (iii) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

         Holders whose Old Notes are not immediately available or who cannot deliver their Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below) and a Notice of Guaranteed Delivery in the Form of Exhibit 99.2 to the Registration Statement of which the Prospectus forms a part, a copy of which may be obtained from the Exchange Agent (a "Notice of Guaranteed Delivery"), must be signed by such holder, (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate number or numbers of the tendered Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within four business days after the date of delivery of the Notice of Guaranteed Delivery, this Letter together with the certificates representing the tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter (properly completed and duly executed), must be received by the Exchange Agent within four business days after the date of delivery of such Notice of Guaranteed Delivery.

         The method of delivery of this Letter, certificates for the Old Notes or a Book-Entry Confirmation, as the case may be, and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is recommended that the mailing be made by registered mail, properly insured, with return receipt requested, and that such mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed for timely delivery. See "The Exchange Offer" section of the Prospectus.

         2. Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-entry Transfer). If less than the entire principal amount of any submitted Note is to be tendered, the tendering holder(s) should fill in the aggregate principal amount to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued Note representing the balance of nontendered principal of any submitted Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. THE ENTIRE PRINCIPAL AMOUNT OF ANY OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

         3. Signatures on this letter; Assignments and Endorsement; Guarantee of Signatures. If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter. If any tendered Old Notes are registered in different names on several Notes, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Notes.

         When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of the submitted Notes or separate instruments of assignment are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any Notes transmitted hereby or separate instruments of assignment are required. Signatures on such Notes must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder of any Notes specified herein, such Notes must be endorsed or accompanied by appropriate instruments of assignment, in either case signed exactly as the name of the registered holder appears on the Notes and the signatures on such Notes must be guaranteed by an Eligible Institution.

         If this Letter or any Notes or instruments of assignment are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on Old Notes or signatures on instruments of assignment required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

         4. Special Issuance and Delivery Instructions. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute Notes evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

         5. Tax Identification Number. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing "Substitute Form W-9"set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Notice of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking-this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company.

         6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

         7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defeat or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

         9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents, should be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

                      PAYOR'S NAME: SONIC AUTOMOTIVE, INC.

-----------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT        TIN:________________________________
                                RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.               (Social Security Number or
                                                                                           Employer Identification Number)
                                ---------------------------------------------------------------------------------------------
Form W-9                        Part 2 - TIN Applied for [_]
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Department of the Treasury      Certification: Under the penalties of perjury, I certify that:
Internal Revenue Services       (1) the number shown on this form is my correct Taxpayer Identification Number (or I am writing for a number to be issued to me),
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I
Payer's Request for             am subject to backup withholding as a result of a failure to report all interest or
Taxpayer Identification         interest or dividends, or (c) the IRS has notified me that I am no longer
Number ("TIN")                  longer subject to backup withholding, and
and Certification               (3)  any other information provided on this form is true and correct.

                                Signature:_________________________________________________________________________________
                                Date:______________________________________________________________________________________

                                You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

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           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAPER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, thirty-one percent (31%) of all reportable payments made to me thereafter will be withheld until provide a number.

_________________________________             __________________________________
Signature                                     Date

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